Exhibit A


                                AIRPLANES Group
                         Report to Certificateholders


                  All numbers in US$ unless otherwise stated

Payment Date: 15 February 2000.
Calculation Date: 09 February 2000.

(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)
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                                                        Prior Balance        Deposits         Withdrawals      Balance on
                                                                                                            Calculation Date
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                                                          11-Jan-00                                             9-Feb-00
Lessee Funded Account                                              0.00               0.00             (0.00)           0.00
Expense Account (note ii)                                    170,313.93      13,845,795.47    (12,670,489.01)   1,345,620.39
Collection Account (note iii)                            216,057,185.78      47,116,383.53    (51,892,197.78) 211,281,371.53
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 -  Miscellaneous Reserve                                 40,000,000.00                                        40,000,000.00
 -  Maintenance Reserve                                   80,000,000.00                                        80,000,000.00
 -  Security Deposit                                      49,668,696.00                                        44,164,988.00
 -  Other Collections (net of interim withdrawals)        46,388,489.78                                        47,116,383.53
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Total                                                    216,227,499.71      60,962,179.00    (64,562,686.79) 212,626,991.92
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(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
----------------------------------------------------------------------------------------------------
Balance on preceding Calculation Date (Jan 11,2000)         170,313.93
Transfer from Collection Account (previous Payment Date) 13,829,686.07
Transfer from Collection Account (interim deposit)                0.00
Interest Earned during period                                16,109.40
Payments during period between prior Calculation Date
and the relevant Calculation Date:
 - Payments on previous Payment Date                     (3,355,861.19)
 - Other payments                                        (9,314,627.82)
                                                     -----------------
Balance on relevant Calculation Date (Feb 09, 2000)       1,345,620.39
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(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
----------------------------------------------------------------------------------------------------
Balance on preceding Calculation Date (Jan 11,2000)     216,057,185.78
Collections during period                                46,239,776.52
Swap receipts (previous Payment Date)                       876,607.01
Transfer to Expense Account  (previous Payment Date)    (13,829,686.07)
Transfer to Expense Account  (interim withdrawal)                 0.00
Net transfer to Lessee Funded Accounts                            0.00
Aggregate Certificate Payments (previous Payment Date)  (38,056,192.27)
Swap payments (previous Payment Date)                        (6,319.44)
                                                     -----------------
Balance on relevant Calculation Date (Feb 09, 2000)     211,281,371.53
----------------------------------------------------------------------------------------------------



(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

==============================================================================================
                        ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                        Priority of Payments
                     (i)Required Expense Amount                                  12,000,000.00
                    (ii)a) Class A Interest                                       9,703,718.62
                        b) Swap Payments                                            559,843.44
                   (iii)First Collection Account Top-up                         120,000,000.00
                    (iv)Minimum Hedge Payment                                             0.00
                     (v)Class A Minimum Principal                                         0.00
                    (vi)Class B Interest                                          1,516,030.84
                   (vii)Class B Minimum Principal                                 1,078,754.88
                  (viii)Class C Interest                                          2,400,429.69
                    (ix)Class D Interest                                          3,618,468.50
                     (x)Second Collection Account Top-up                         44,270,410.00
                    (xi)Class A Principal Adjustment Amount                      12,390,176.68
                   (xii)Class C Scheduled Principal                               1,200,000.00
                  (xiii)Class D Scheduled Principal                               3,199,283.05
                   (xiv)Modification Payments                                             0.00
                    (xv)Soft Bullet Note Step-up Interest                                 0.00
                   (xvi)Class E Minimum Interest                                    492,684.17
                  (xvii)Supplemental Hedge Payment                                        0.00
                 (xviii)Class B Supplemental Principal                              197,192.05
                   (xix)Class A Supplemental Principal                                    0.00
                    (xx)Class D Outstanding Principal                                     0.00
                   (xxi)Class C Outstanding Principal                                     0.00
                  (xxii)Class E Supplemental Interest                                     0.00
                 (xxiii)Class B Outstanding Principal                                     0.00
                  (xxiv)Class A Outstanding Principal                                     0.00
                   (xxv)Class E Accrued Unpaid Interest                                   0.00
                  (xxvi)Class E Outstanding Principal                                     0.00
                 (xxvii)Charitable Trust                                                  0.00
                                                                            ------------------
 Total Payments with respect to Payment Date                                    212,626,991.92
       Less Collection Account Top-Ups ((iii) and (x)above)                    (164,270,410.00)
                                                                            ==================
                                                                                 48,356,581.92
                                                                            ==================

==============================================================================================



(iv) PAYMENT ON THE CERTIFICATES

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(a)  FLOATING RATE CERTIFICATES                           A-4              A-6              A-7              A-8          Class B
     --------------------------
     Applicable LIBOR                                5.78125%         5.78125%         5.78125%         5.78125%         5.78125%
     Applicable Margin                               0.62000%         0.34000%         0.26000%         0.37500%         0.75000%
     Applicable Interest Rate                        6.40125%         6.12125%         6.04125%         6.15625%         6.53125%
     Interest Amount Payable                       995,750.00     2,771,920.01     2,584,312.50     3,351,736.11     1,516,030.84
     Step Up Interest Amount                             0.00             0.00             0.00             0.00             0.00

     Opening Principal Balance                 200,000,000.00   582,217,220.08   550,000,000.00   700,000,000.00   298,439,426.94
     Minimum Principal Payment Amount                    0.00             0.00             0.00             0.00     1,078,754.88
     Adjusted Principal Payment Amount                   0.00    12,390,176.68             0.00             0.00             0.00
     Supplemental Principal Payment Amount               0.00             0.00             0.00             0.00       197,192.05
     Total Principal Distribution Amount                 0.00    12,390,176.68             0.00             0.00     1,275,946.93
     Redemption Amount
      - amount allocable to principal                    0.00             0.00             0.00             0.00             0.00
      - premium allocable to premium                     0.00             0.00             0.00             0.00             0.00
                                            ---------------------------------------------------------------------------------------
     Outstanding Principal Balance
       (Feb 15, 2000)                          200,000,000.00   569,827,043.40   550,000,000.00   700,000,000.00   297,163,480.01
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(b)  FIXED RATE CERTIFICATES                          Class C          Class D
     Applicable Interest Rate                         8.1500%         10.8750%
     Interest Amount Payable                     2,400,429.69     3,618,468.50

     Opening Principal Balance                 353,437,500.00   399,279,283.05
     Scheduled Principal Payment Amount          1,200,000.00     3,199,283.05
     Redemption Amount
      - amount allocable to principal                    0.00             0.00
      - amount allocable to premium                      0.00             0.00
     Actual Pool Factor                             0.9393000        0.9902000
                                            ----------------------------------
     Outstanding Principal Balance
       (Feb 15, 2000)                          352,237,500.00   396,080,000.00
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Table of rescheduled Pool Factors                         n/a              n/a
  in the event of a partial redemption



(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
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                                                A-4              A-6              A-7                A-8           Class B
Applicable LIBOR                           5.88500%         5.88500%         5.88500%           5.88500%          5.88500%
Applicable Margin                          0.62000%         0.34000%         0.26000%           0.37500%          0.75000%
Applicable Interest Rate                   6.50500%         6.22500%         6.14500%           6.26000%          6.63500%
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(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance Certificates)

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(a)  FLOATING RATE CERTIFICATES
                                                A-4              A-6              A-7                A-8           Class B
     Opening Principal Amount              2,000.00         5,822.17         5,500.00           7,000.00          2,984.39
     Total Principal Payments                  0.00           123.90             0.00               0.00             12.76
                                           -------------------------------------------------------------------------------
     Closing Outstanding Principal Balance 2,000.00         5,698.27         5,500.00           7,000.00          2,971.63

     Total Interest                            9.96            27.72            25.84              33.52             15.16
     Total Premium                             0.00             0.00             0.00               0.00              0.00
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(b)  FIXED RATE CERTIFICATES
                                            Class C          Class D
     Opening Principal Amount              3,534.38         3,992.79
     Total Principal Payments                 12.00            31.99
                                   -----------------------------------------
     Outstanding Principal Balance         3,522.38         3,960.80

     Total Interest                           24.00            36.18
     Total Premium                             0.00             0.00
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